                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 5, 1999



                      ANSWERTHINK CONSULTING GROUP, INC.
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            (Exact name of registrant as specified in its charter)


         Florida                     0-24343                   65-0750100
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      (State or other         (Commission File Number)        (IRS Employer
      jurisdiction of                                       Identification No.)
      incorporation)

1001 Brickell Bay Drive, Suite 3000, Miami, Florida                  33131
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (305) 375-8005
                                                     --------------

                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

          On November 5, 1999, AnswerThink Consulting Group, Inc. ("AnswerThink") merged with Think New Ideas, Inc., a Delaware corporation ("Think"), engaged in the business of marketing, communications and technology consulting. The merger was effected pursuant to an Agreement and Plan of Merger, dated as of June 24, 1999, by and among AnswerThink, Think, and Darwin Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of AnswerThink (the "Merger Agreement"). Think stockholders approved and adopted the Merger Agreement and approved the merger at a special meeting held on November 3, 1999. Also at a special meeting held on that day, AnswerThink's stockholders approved the issuance of shares of AnswerThink common stock, par value $.001 per share, in connection with the merger. As a result of the merger, Think will operate as a wholly-owned subsidiary of AnswerThink. In connection with the merger, Ronald Bloom, the Chairman and Chief Executive Officer of Think, became AnswerThink's Chief Strategic Officer and a member of AnswerThink's board of directors.

     In accordance with the provisions of the Merger Agreement, the merger was effected on a stock-for-stock basis in a tax-free exchange and was accounted for as a pooling of interests under generally accepted accounting principles and the rules and regulations of the SEC.

     Also in accordance with the provisions of the Merger Agreement, each issued and outstanding share of Think common stock converted into 0.70 of a share of AnswerThink common stock, or approximately 7,551,000 shares (excluding options and warrants to purchase Think common stock that were not exercised prior to the effective time of the merger and which were converted into options and warrants, as applicable, to purchase AnswerThink common stock at the exchange ratio), plus cash in lieu of fractional shares. The terms of the merger were determined on the basis of arm's length negotiations.

     The press release related to the merger is attached at Exhibit 99.1.

     AnswerThink's registration statement on Form S-4 (File No. 333-87379) (the "Registration Statement") sets forth certain additional information regarding the merger.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

      (a) Financial Statements of Business Acquired.

     The required financial information of Think has been previously filed with the SEC as part of Think's annual report on Form 10-K for the year ended June 30, 1999, filed on September 15, 1999, as amended on September 22, 1999, and is incorporated herein by reference.

     (b)  Pro Forma Financial Information.

     The required pro forma financial information of AnswerThink and Think has previously been filed with the SEC as part of the Registration Statement and is incorporated herein by reference.

     (c)  Exhibits

  Exhibit
    No.                                 Exhibit Description
  -------                               -------------------
2.1       Agreement and Plan of Merger by and among AnswerThink Consulting Group, Inc., Think
          New Ideas, Inc. and Darwin Acquisition Corp., dated as of June 24, 1999.*
2.2       Company Voting Agreement, by and among AnswerThink Consulting Group, Inc., Darwin
          Acquisition Corp. and certain shareholders of Think New Ideas, Inc., dated as of
          June 24, 1999.*
2.3       Acquiror Voting Agreement by and among Think New Ideas, Inc. and certain shareholders of AnswerThink Consulting Group, Inc., dated as of June 24, 1999.*
2.4       Stock Option Agreement by and between AnswerThink Consulting Group, Inc. and Think
          New Ideas, Inc., dated as of June 24, 1999.*
4.1       Second Amended and Restated Certificate of Incorporation of the Registrant
          (incorporated by reference to Exhibit 3.1 to the Registrant's Registration
          Statement on Form S-1 (File No. 333-48123), as filed with the SEC on August 17,
          1998).
4.2       Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit
          3.2 to the Registrant's Quarterly Report on Form 10-Q (File No. 000-24343), as
          filed with the SEC on August 17, 1998).
4.3       Form of Common Stock Certificate of the Registrant (incorporated by reference to
          Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A (File No.
          000-24343), as filed with the SEC on May 21, 1998).
23.1      Consent of Ernst & Young L.L.P.
99.1      Press release.

* Incorporated by reference to AnswerThink's current report on Form 8-K filed with the SEC on July 1, 1999.
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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ANSWERTHINK CONSULTING GROUP, INC.


Date: November 18, 1999        By:/s/ John F. Brennan
                                  ----------------------------------------------
                                  John F. Brennan
                                  Executive Vice President, Chief Administrative Officer and Secretary

                               INDEX TO EXHIBITS

Exhibit
  No.                             Exhibit Description
-------                           -------------------
2.1       Agreement and Plan of Merger by and among AnswerThink Consulting Group, Inc., Think
          New Ideas, Inc. and Darwin Acquisition Corp., dated as of June 24, 1999.*
2.2       Company Voting Agreement, by and among AnswerThink Consulting Group, Inc., Darwin
          Acquisition Corp. and certain shareholders of Think New Ideas, Inc., dated as of
          June 24, 1999.*
2.3       Acquiror Voting Agreement by and among Think New Ideas, Inc. and certain shareholders of AnswerThink Consulting Group, Inc., dated as of June 24, 1999.*
2.4       Stock Option Agreement by and between AnswerThink Consulting Group, Inc. and Think
          New Ideas, Inc., dated as of June 24, 1999.*
4.1       Second Amended and Restated Certificate of Incorporation of the Registrant
          (incorporated by reference to Exhibit 3.1 to the Registrant's Registration
          Statement on Form S-1 (File No. 333-48123), as filed with the SEC on August 17,
          1998).
4.2       Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit
          3.2 to the Registrant's Quarterly Report on Form 10-Q (File No. 000-24343), as
          filed with the SEC on August 17, 1998).
4.3       Form of Common Stock Certificate of the Registrant (incorporated by reference to
          Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A (File No.
          000-24343), as filed with the SEC on May 21, 1998).
23.1      Consent of Ernst & Young L.L.P.
99.1      Press release.

* Incorporated by reference to AnswerThink's current report on Form 8-K filed with the SEC on July 1, 1999.